UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2020

ENDOLOGIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28440	68-0328265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Musick

Irvine, CA 92618

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 14, 2020, Endologix, Inc. (the “Company”) entered into Amendment No. 1 (the “ABL Forbearance Amendment”) to Forbearance Agreement (the “ABL Forbearance Agreement”) to Credit Agreement, dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto from time to time, and Deerfield ELGX Revolver, LLC, as agent for itself (the “ABL Agent”) and the Lenders (collectively, the “ABL Forbearing Parties”). Additionally, on June 14, 2020, the Company entered into Amendment No. 1 (the “Facility Forbearance Amendment” and, collectively with the ABL Forbearance Amendment, the “Forbearance Amendments”) to Forbearance Agreement (the “Facility Forbearance Agreement” and, collectively with the ABL Forbearance Agreement, the “Forbearance Agreements”) to Amended and Restated Facility Agreement, dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), with the Lenders party thereto from time to time, and Deerfield Private Design Fund I.V., L.P. as agent for itself (together with the ABL Agent, “Deerfield”) and the Lenders (collectively, the “Facility Forbearing Parties” and, collectively with the ABL Forbearing Parties, the “Forbearing Parties).

The Forbearance Amendments extend the termination date of the forbearance period provided for in the Forbearance Agreements from June 15, 2020 to June 30, 2020. The Forbearance Amendments also require that the Company cause an individual designated by Deerfield to be appointed to the Company’s Board of Directors, in addition to other obligations imposed on the Company.

The foregoing descriptions of the ABL Forbearance Amendment and the Facility Forbearance Amendment are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which will be filed with the Company’s next Quarterly Report on Form 10-Q in accordance with the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endologix, Inc.

	By:	/s/ Vaseem Mahboob
June 15, 2020		Vaseem Mahboob
Chief Financial Officer